Prepaid Expenses and Deposits Disclosure	12 Months Ended
Dec. 31, 2015
Notes
Prepaid Expenses and Deposits Disclosure

NOTE 4 - PREPAID EXPENSES AND DEPOSITS

Prepaid expenses and deposits consist of the following at:

	December 31,	December 31,
	2015	2014

Prepaid insurance	$44,275	$42,167
Prepaid license and trademark fees	1,610,000	--
Prepaid consulting fees	129,751	37,042
Other prepaid expenses	5,521	8,219
Deposits	--	3,382
Total prepaid expenses and deposits	$1,789,547	$90,810

On May 26, 2015, the Company entered into a loyalty agreement with Help Worldwide, Inc. (“HWW”), which provided that, upon the terms and subject to the conditions set forth therein, the Company will join the HWW network and become a licensed Loyalty Program Operator (“LPO”) to enable the delivery of a Yowza!! Points program for consumers and merchants in the Yowza!! program. HWW was also to build a Yowza!! branded Rewards Mall for the redemption of Yowza!! Points. Consideration paid to HWW for the LPO was 3,000,000 unregistered shares of the Company's common stock, which was issued directly to HWW. Pursuant to the Agreement, the Company and HWW will bundle their respective products to create a bundled package that will combine and co-brand the features of both parties' products (the “Bundled Package”). HWW will promote the Bundled Package including the co-branded mobile application to 30 million consumers. The consideration paid to HWW for the Bundled Package (“Trademark”) was 4,000,000 unregistered shares of the Company's Common Stock which was issued directly to HWW. The $690,000 value of the LPO license and the $920,000 value of the Trademark are reported as prepaid expenses until such time HWW performs its obligations under the agreement or the agreement is terminated.  See Note 15, “Subsequent Events” for additional information on this transaction.